UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2008

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial, Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following (1) expected cost savings and synergies from our merger and acquisition activities, including our recently completed acquisition of Cedar Hill Associates, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) fluctuations in real estate values; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; (15) our future acquisitions of other depository institutions or lines of business.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer November, 2008 NASDAQ: MBFI Sandler O’Neill Investor Conference

2 When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following (1) expected cost savings and synergies from our merger and acquisition activities, including our recently completed acquisition of Cedar Hill Associates, might not be realized within the expected time frames; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (3) competitive pressures among depository institutions; (4) interest rate movements and their impact on customer behavior and net interest margin; (5) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (6) fluctuations in real estate values; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; (15) our future acquisitions of other depository institutions or lines of business. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

3 Who Are We? Financial profile1: $8.4bn in assets $6.1bn in loans $6.4bn in deposits $55mm in net income2 Rapidly growing Commercial Bank serving middle market companies: Over 115 calling officers with 20+ years average experience Retail and wealth management business lines support our commercial bank Expanding, desirable branch network 74 full service Chicagoland branches Strategically located to have access to 79% of middle market companies 4th largest Chicago-based bank Opportunistic acquisitions add scale, capabilities and market share 1 As of September 30, 2008. 2 For the nine months ended September 30, 2008 annualized. Chicago MSA

4 Commercial Banking Largest, most developed business unit, drives company performance Loans to middle-market companies with revenues ranging from $5 to $100mm Treasury Management products for all company sizes Double digit organic growth every year Focused on: Middle-market business financing Treasury management Real estate investor financing Lease banking $826 $1,081 $1,190 $1,416 $1,709 $1,977 $2,656 $2,819 $3,032 $718 $717 $775 $848 $944 $1,039 $1,413 $1,877 $2,120 $1,544 $1,798 $1,965 $2,264 $2,653 $3,016 $4,696 $5,152 $4,069 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2000 2001 2002 2003 2004 2005 2006 2007 3Q2008 Millions Commercial and Industrial (including lease loans) Commercial Real Estate (including construction real estate) 1 FOBB merger added $632mm in commercial-related loans. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 17%. 1 +15% CAGR2

5 Credit Quality Loans are granular – typical size is $5 to $10 million Weakness in “For Sale Residential” construction sector significantly impacted NPL’s in 2008 We have been provisioning for loan losses at a much higher level than charge-offs to boost our allowance. Net Charge-offs to Average Loans 0.45% 0.25% 0.24% 0.25% 0.67% 0.39% 0.24% 0.31% 0.16% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2000 2001 2002 2003 2004 2005 2006 2007 YTD 2008 Allowance vs. NPL to Total Loans 1.45% 1.16% 1.19% 1.19% 1.38% 1.42% 1.27% 1.33% 1.22% 1.92% 0.44% 0.43% 0.85% 0.83% 0.79% 0.92% 0.71% 0.58% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2000 2001 2002 2003 2004 2005 2006 2007 3Q2008 Allowance to Total Loans NPL to Total Loans 1 1 For the nine months ended September 30, 2008.

6 Diversified Loan Portfolio Residential Construction Exposure is Declining Commercial 35% Residential, Consumer and Indirect 15% Residential Construction 7% Commercial Construction 5% Commercial Real Estate 38% As of September 30, 2008 Dollars (in millions) Percent of Total Loans Land only - residential construction 56 $ 1% For sale single family development and construction 160 3% For sale condo and townhome development and construction 234 4% Land only - commercial construction 74 1% Commercial construction 191 3% Total Construction Loans 715 $ 12% Construction Loans by Type $6.1 Billion

7 Retail Banking Retail Banking provides much of the funding for our commercial lending business Provides 60% of our deposits Generates 15% of our loans Excellent Chicagoland branch footprint Key differentiation attributes Convenience – Extended branch hours and open 7 days/week in most branches ATM Freedom – Qualifying customers can use any ATM in the world at no cost Extended deposit cut-off times – Accelerates cash availability 2008 objectives Grow low cost account balances Improve deposit mix Improve liquidity $391 $431 $456 $552 $623 $641 $924 $876 $935 $447 $496 $490 $620 $713 $636 $1,041 $1,263 $1,326 $311 $325 $352 $448 $523 $469 $391 $376 $1,079 $1,202 $1,316 $1,396 $1,568 $1,545 $2,572 $2,506 $2,734 $272 $615 $570 $478 $998 $474 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 2000 2001 2002 2003 2004 2005 2006 2007 3Q2008 Millions Brokered CDs Time & Public Funds Savings NOW & MMDA Non-Interest Bearing $5,581 $5,514 $2,780 $2,577 $3,176 $3,699 $3,906 $2,372 $6,369 1 1 FOBB merger added $1.9 billion in deposits. 2 Excludes impact of FOBB merger. Including FOBB CAGR = 13%. +8% CAGR2

8 Wealth Management $0.2 $0.4 $0.3 $0.2 $0.6 $0.6 $0.8 $1.1 $0.4 $0.5 $0.8 $0.9 $2.1 $1.9 $0.9 $2.4 $1.0 $1.1 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2000 2001 2002 2003 2004 2005 2006 2007 3Q2008 Assets Under Management (Billions) Managed Assets Non-Discretionary Assets Private Banking Targets wealthy individuals and business owners Rapidly growing, with profitability metrics similar to Commercial Banking Asset Management and Trust Target market Wealthy individuals Middle market business owners and their families Illinois police and fire retirement funds Guardianships Recently acquired Cedar Hill Associates with over $960 million in assets under management Vision Investment Services Focused on providing brokerage services through our branch network Improving profitability 1 FOBB merger added $1.2 billion in assets under management. 2 $0.6 $0.7 $3.0 $0.7 $1.4 $1.5 $1.7 $3.1 $3.5 2 Acquisition of Cedar Hill added $960 million in assets under management. 1

9 Chicago’s Attractive Market Opportunity $272bn $58bn $56bn $45bn $40bn $25bn 38.9% 10.1% 23.9% 10.3% 36.3% 12.4% 22.2% 39.8% 13.0% 15.0% 38.5% 62.9% 63.3% 38.9% 73.0% 59.2% 30.0% 60.9% 56.2% $64bn $32bn $64bn $91bn Chicago Detroit Minneapolis Cleveland St. Louis Cincinnati Milwaukee Kansas City Columbus Indianapolis Top 3 4-5 6-10 > 10 56.8% Total # banks/thrifts 261 54 160 41 140 78 57 134 55 43 Av g. deposits per bank/thrift ($mm) 1,041 1,678 400 1,556 415 720 781 298 587 570 # banks/thrifts > 1% share 16 11 8 13 17 10 17 21 13 15 Source: SNL DataSource. Deposit data for Midwestern MSAs as of June 30, 2008. Includes pending acquisitions through November 5, 2008. The Opportunity The $105bn in deposits held by banking institutions outside the top 10 is larger than all other Midwestern MSAs in their entirety

10 38.5% 41.2% 41.6% 44.0% 45. 1% 51.6% 54.6% 59.1% 61. 7% 68.7% 0% 20% 40% 60% 80% Chicago Miami Philadelphia Washington Los Angeles New York Boston Atlanta Dallas San Francisco Rank Institution Branches Total Deposits in Market ($mm) Total Market Share (%) 1 JPMorgan Chase 484 42,193 15.5 2 Bank of America 202 36,148 13.3 3 Harris (Bank of Montreal) 209 26,256 9.7 4 Northern Trust 19 12,239 4.5 5 PNC Financial Services 137 11,824 4.4 6 Fifth Third 172 8,401 3.1 7 Corus Bankshares 14 8,016 3.0 8 Citigroup 73 7,662 2.8 9 Wintrust Financial 77 7,300 2.7 10 MB Financial 74 5,927 2.2 11 Charter One (Royal Bank of Scotland) 132 5,697 2.1 12 PrivateBancorp 8 5,163 1.9 13 First Midwest 87 5,147 1.9 14 TCF Financial 213 3,331 1.2 15 FBOP 33 3,085 1.1 All Other Institutions 83,221 30.6 MSA Total 3,336 271,610 100.0 Strong Position in the Nation’s Least Consolidated Major Market Source: SNL DataSource. Data as of June 30, 2008. Includes pending acquisitions through November 5, 2008. Chicago MSA Rankings Market Share of Top 3 in the Ten Largest U.S. MSAs

11 Disciplined Acquiror and Experienced Integrator Chicago is the least consolidated of the nation’s top 10 MSAs Strive to be the “partner of choice” for sellers Look for mutual win situations The Opportunity Strong Track Record 1 P/E Adjusted is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity). Target Acquisition Date Asset Size ($mm) Disciplined Pricing. Median Statistics for Above Transactions First Oak Brook Aug ‘06 $2,362 First Security Fed May ‘04 567 South Holland Feb ‘03 560 LaSalle Leasing Aug ‘02 92 Lincolnwood Apr ‘02 228 FSL Holdings Apr ‘01 222 P / E Stated 17.4x P / E Adjusted1 9.7x Price / Book 1.4x Premium / Core Deposits 6.9% 1st Year EPS Accretion 3.5%

12 3.71% 3.99% 3.80% 3.77% 3.74% 3.51% 3.32% 3.22% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2001 2002 2003 2004 2005 2006 2007 2008 YTD NIM A to LIBOR BBB to LIBOR BB to LIBOR Net Interest Margin and Historical Credit Spreads* Credit spreads are a leading indicator for our long-term net interest margin While credit spreads are widening, deposit pricing is very expensive, negatively impacting our net interest margin. * Bloomberg Industrial Composite one year spreads to twelve month Libor. 1 For the nine months ended September 30, 2008. 1

13 Composition of Total Revenue for the Nine Months Ended September 30, 2008 Fee Income1 31.2% of Total Revenue1 Focus on growing fee income Diversification of revenue streams is important to us Likely expansion areas include deposit fees, trust and asset management, leasing and merchant card processing Net Interest Income 68.8% of Total Revenue1 All Other Fees 3.7%1 1 Excludes gain on sale of securities. Deposit Service Fees 8.6% Merchant Processing Fees 5.7% Trust and Asset Mgmt and Brokerage Fee 5.1% Lease Financing Revenues 5.1% Loan Service Fees 3.0%

14 Operating Efficiency Efficiency Ratio Striving to cut expenses and improve our operating leverage Shed excess properties / non-core businesses in 2007 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2000 2001 2002 2003 2004 2005 2006 2007 YTD 2008 1 1 For the nine months ended September 30, 2008.

15 Key Investment Considerations Build Commercial Banking market share Strategy Implementation Use recently hired Commercial and Private Banking resources to add customers and increase market share Emphasize Commercial Banking in branding Grow Commercial Bankers through our credit training program Grow fee income and diversify revenue streams Build Wealth Management profitability Acquire opportunistically Enhance Leasing and Brokerage contribution Improve profitability Continue to increase credit spreads on new and renewing relationships Continue to invest in Treasury Management personnel and capabilities Improve deposit mix

16 Non-GAAP Disclosure Reconciliations This schedule reconciles one financial measure in our presentation determined by a method other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This measure is net interest margin on a fully tax equivalent basis. Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets. The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 2000 2001 2002 2003 2004 2005 2006 2007 YTD 2008 Net interest margin 3.64% 3.62% 3.93% 3.72% 3.67% 3.62% 3.40% 3.20% 3.08% Plus: Tax equivalent effect 0.10% 0.08% 0.06% 0.08% 0.10% 0.12% 0.11% 0.12% 0.14% Net interest margin, fully tax equivalent 3.74% 3.71% 3.99% 3.80% 3.77% 3.74% 3.51% 3.32% 3.22% 1 1 For the nine months ended September 30, 2008.

Mitchell Feiger, Chief Executive Officer and President Jill E. York, Vice President and Chief Financial Officer November, 2008 NASDAQ: MBFI Sandler O’Neill Investor Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 12th day of November, 2008.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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